                                                                                                           Exhibit 99.2

                                               CERTIFICATION PURSUANT TO
                               SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                                                AS ADOPTED PURSUANT TO
                                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to Section  1350,  Chapter 63 of Title 18,  United  States  Code,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley  Act of 2002, the  undersigned,  as Primary  Financial  Officer of U.S. Can Corporation (the "Company"),
does hereby certify that:

1)       the Company's  Form 10-Q fully  complies  with the  requirements  of Section 13(a) or 15(d) of the  Securities
         Exchange Act of 1934; and

2)       the information contained in the Company's Form 10-Q fairly presents, in all material respects,  the financial condition and results of operations of the Company.

                                                                 /s/ Sandra K. Vollman

                                                                Sandra K. Vollman
                                                                Senior Vice President and
                                                                Primary Financial Officer
                                                                (Principal Financial Officer)

                                                                Dated: November 12, 2002